Exhibit 10.5.5
EXECUTION VERSION

AMENDMENT NO. 8
TO AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT
Amendment No. 8 to Amended and Restated Master Repurchase Agreement, dated as of May 30, 2018 (this “Amendment”), among CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC (the “Administrative Agent”), CREDIT SUISSE AG, a company incorporated in Switzerland, acting through its CAYMAN ISLANDS BRANCH (“CS Cayman”), ALPINE SECURITIZATION LTD (“Alpine”), BARCLAYS BANK PLC (“Barclays”, and together with CS Cayman and Alpine, each, a “Buyer” and collectively, the “Buyers”), DITECH FINANCIAL LLC (the “Seller”) and DITECH HOLDING CORPORATION (formerly known as Walter Investment Management Corp.) (the “Guarantor”).
RECITALS
The Administrative Agent, the Buyers and the Seller are parties to that certain (a) Amended and Restated Master Repurchase Agreement, dated as of November 18, 2016 (as amended, restated, supplemented or otherwise modified as of the date hereof, the “Existing Repurchase Agreement”; and as further amended by this Amendment, the “Repurchase Agreement”) and (b) Amended and Restated Pricing Side Letter, dated as of November 18, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Pricing Side Letter”). The Guarantor is party to that certain Guaranty (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), dated as of February 9, 2018, by the Guarantor in favor of the Administrative Agent. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement, and if not defined therein, shall have the meanings given to them in the Guaranty.
The Administrative Agent, the Buyers, the Seller and the Guarantor have agreed, subject to the terms and conditions of this Amendment, that the Existing Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Repurchase Agreement. As a condition precedent to amending the Existing Repurchase Agreement, the Administrative Agent and the Buyers have required the Guarantor to ratify and affirm the Guaranty on the date hereof.
Accordingly, the Administrative Agent, the Buyers, the Seller and the Guarantor hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Repurchase Agreement is hereby amended as follows:
SECTION 1.    Reports.
(a)    Section 17(b)(1) of the Existing Repurchase Agreement is hereby amended by inserting the text “(or, with respect to the calendar month ending April 30, 2018, sixty (60))” immediately after the phrase “as soon as available and in any event within thirty (30)”
(b)    Section 17(b)(2) of the Existing Repurchase Agreement is hereby amended by replacing the text “sixty (60)” with the text “seventy-three (73)”.
SECTION 2.    Conditions Precedent to All Transactions.

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(a)    Section 10(b)(2) of the Existing Repurchase Agreement is hereby deleted in its entirety and replaced with the following:
“(2) No Default. No uncured Event of Default or uncured Default under this Agreement shall exist. For the avoidance of doubt, Seller’s or Guarantor’s failure to deliver its financial statements, as applicable, for (i) the fiscal quarter ending March 31, 2018 by no later than 45 calendar days after the end of such fiscal period or (ii) the calendar month ending April 30, 2018 by no later than 30 calendar days after the end of such calendar month, in each case, shall not constitute a Default hereunder; provided that Seller or Guarantor shall deliver such financial statements (x) for the fiscal quarter ending March 31, 2018, by no later than 73 days and (y) for the calendar month ending April 30, 2018, by no later than 60 days, in each case, after the end of such fiscal quarter or calendar month in accordance with Sections 17(b)(1) and (2) hereof, and to the extent not delivered by such 73rd day or 60th day, as applicable, such failure shall constitute a Default hereunder.”
SECTION 3.    Conditions Precedent to Effectiveness. This Amendment shall become effective as of the date hereof (the “Amendment Effective Date”), subject to the satisfaction of the following conditions precedent:
3.1    Delivered Documents. On the Amendment Effective Date, the Administrative Agent on behalf of the Buyers shall have received the following documents, each of which shall be satisfactory to the Administrative Agent in form and substance:
(a)    this Amendment, executed and delivered by the Administrative Agent, the Buyers, the Seller and the Guarantor;
(b)    such other documents as the Administrative Agent or counsel to the Administrative Agent may reasonably request.
SECTION 4.    Representations and Warranties. The Seller hereby represents and warrants to the Buyers and the Administrative Agent that it is in compliance with all the terms and provisions set forth in the Repurchase Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 13 of the Repurchase Agreement.
SECTION 5.    Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.
SECTION 6.    Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.
SECTION 7.    Reaffirmation of Guaranty. The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that the term “Obligations” as used in the Guaranty shall apply to all of the Obligations of the Seller

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to the Administrative Agent and the Buyers under the Repurchase Agreement and Pricing Side Letter, as amended hereby.
SECTION 8.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE CHOICE OF LAW PROVISIONS THEREOF.
[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.
CREDIT SUISSE FIRST BOSTON
MORTGAGE CAPITAL LLC, as
Administrative Agent
By: /s/ Margaret Dellafera
Name:
Title:
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Buyer
By: /s/ Margaret Dellafera
Name:

Title:
By: /s/ Elie Chau
Name: Elie Chau
Title: Authorized Signatory
ALPINE SECURITIZATION LTD, as a Buyer, by Credit Suisse AG, New York
Branch as Attorney-in-Fact
By: /s/ Elie Chau
Name: Elie Chau
Title: Authorized Signatory
By: /s/ Erin McCutcheon
Name: Erin McCutcheon
Title: Director

Signature Page to Amendment No. 8 to Amended and Restated Master Repurchase Agreement

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BARCLAYS BANK PLC, as
a Buyer
By: /s/ Joseph O'Doherty
Name: Joseph O'Doherty
Title: Managing Director

Signature Page to Amendment No. 8 to Amended and Restated Master Repurchase Agreement

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DITECH FINANCIAL LLC, as Seller
By: /s/ Cheryl Collins
Name: Cheryl Collins
Title: Senior Vice President

Signature Page to Amendment No. 8 to Amended and Restated Master Repurchase Agreement

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DITECH HOLDING CORPORATION, as Guarantor
By: /s/ Cheryl Collins
Name: Cheryl Collins
Title: Senior Vice President

Signature Page to Amendment No. 8 to Amended and Restated Master Repurchase Agreement

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